UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

Creative Medical Technology Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2017 W Peoria Avenue, Phoenix, AZ 85029
(Address of principal executive offices)

Registrant’s telephone number, including area code: (833) 336-7636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2018, Creative Medical Technology Holdings, Inc., a Nevada corporation (the “Company”) entered into an agreement with its parent company, Creative Medical Health, Inc. (“CMH”) to convert $100,000 of debt owed by the Company to CMH in return for 4,444,444 shares of the Company’s common stock. The Company has an agreement with CMH and the Company’s subsidiary, Creative Medical Technologies, Inc. (“CMT”), which obligates CMT and the Company to reimburse CMH $35,000 per month for the cost of management services provided to the CMT beginning January 2016. As of the date of this transaction, the amount owed CHM exceeded $100,000.

Item 8.01	Other Events

On October 17, 2018, the Company issued a press release updating shareholders of recent activities.

The press release, furnished as Exhibit 99.1 to this Form 8-K, may contain forward-looking statements. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed by the Company with the Securities and Exchange Commission (the “Commission”). For those reasons, undue reliance should not be placed on any forward-looking statement. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the Commission, through the issuance of press releases or by other methods of public disclosure.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: October 22, 2018	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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